                                                                     Exhibit 25a

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                               _________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                  New York                                   13-5160382
     (Jurisdiction of incorporation                      (I.R.S. Employer
      if not a U.S. national bank)                     Identification No.)

  1 Wall Street, New York, New York                             10286
(Address of principal executive offices)                      (Zip code)

                               _________________

                              ATLANTIC CAPITAL II
              (Exact name of obligor as specified in its charter)


                 Delaware                                 To Be Applied For
       (State or other jurisdiction                        (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

              800 King Street
               P.O. Box 231
           Wilmington, Delaware                                 19899
(Address of principal executive offices)                      (Zip code)

                               _________________

     ATLANTIC CAPITAL II __% CUMULATIVE TRUST PREFERRED CAPITAL SECURITIES*
                      (Title of the indenture securities)


------------------
     *Specific title to be determined in connection with sale of Atlantic Capital II __% Cumulative Trust Preferred Capital Securities.

ITEM 1.   GENERAL INFORMATION./*/

          Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
   State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street, N.W., Washington,
                                             D.C. 20429
New York Clearing House Association      New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

ITEM 16.   LIST OF EXHIBITS.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

            1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

            4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

            6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

            7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


------------------------
/*/ Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                      NOTE

          Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                   SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3/rd/ day of September, 1998.


                                                  THE BANK OF NEW YORK


                                                  By:   LUCILLE FIRRINCIELI
                                                     -------------------------
                                                        Lucille Firrincieli
                                                          Vice President

                                                              EXHIBIT 7
                                                            (Page 1 of 3)

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286

  And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                            Dollar Amounts
ASSETS                                       in Thousands
------                                      --------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin....................  $ 6,397,993
  Interest-bearing balances..................    1,138,362
Securities:
  Held-to-maturity securities................    1,062,074
  Available-for-sale securities..............    4,167,240
Federal funds sold and Securities
    purchased under agreements to resell.....      391,650
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income...................................   36,538,242
  LESS:  Allowance for loan and
    lease losses.............................      631,725
  LESS: Allocated transfer risk
    reserve..................................            0
  Loans and leases, net of unearned
    income, allowance, and reserve...........   35,906,517
Assets held in trading accounts..............    2,145,149
Premises and fixed assets (including
  capitalized leases)........................      663,928
Other real estate owned......................       10,895
Investments in unconsolidated subsid-
  iaries and associated companies............      237,991
Customers' liability to this bank on
  acceptances outstanding....................      992,747
Intangible assets............................    1,072,517
Other assets.................................    1,643,173
                                               -----------
Total assets.................................  $55,830,236
                                               ===========

                                                   EXHIBIT 7
                                                 (Page 2 of 3)

LIABILITIES
-----------

Deposits:
  In domestic offices............................ $24,849,054
  Noninterest-bearing............................  10,011,442
  Interest-bearing...............................  14,837,632
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs...............  15,319,002
  Noninterest-bearing............................     707,820
  Interest-bearing...............................  14,611,182
Federal funds purchased and Securities
  sold under agreements to repurchase............   1,906,066
Demand notes issued to the U.S.
  Treasury.......................................     215,985
Trading liabilities..............................   1,591,288
Other borrowed money:
  With remaining maturity of one year or less....   1,991,119
  With remaining maturity of more than
    one year through three years.................           0
  With remaining maturity of more than
    three years..................................      25,574
Bank's liability on acceptances
  executed and outstanding.......................     998,145
Subordinated notes and debentures................   1,314,000
Other liabilities................................   2,421,281
                                                  -----------
Total liabilities................................  50,631,514
                                                  -----------


EQUITY CAPITAL
--------------

Common stock.....................................   1,135,284
Surplus..........................................     731,319
Undivided profits and capital
  reserves.......................................   3,328,050
Net unrealized holding gains (losses)
  on available-for-sale securities...............      40,198
Cumulative foreign currency
  translation adjustments........................     (36,129)
                                                  -----------
Total equity capital.............................   5,198,722
                                                  -----------
Total liabilities and equity capital............. $55,830,236
                                                  ===========

                                                      EXHIBIT 7
                                                    (Page 3 of 3)

  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                               Robert E. Keilman


  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

  Thomas A. Renyi  )
  Alan R. Griffith )              Directors
  J. Carter Bacot  )